                                                                   EXHIBIT 10.34

                                           As Amended Through September 18, 1996
                                           -------------------------------------


                               MARCAM CORPORATION

                  1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1.  Purpose.  This Non-Qualified Stock Option Plan to be known as the 1991
         -------
Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of Marcam Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of its Board of Directors (the "Board").

     2.  Available Shares.  The total number of shares of Common Stock, par
         ----------------
value $.01 per share, of the Company (the "Common Stock"), for which options may be granted under this Plan shall not exceed two hundred ten thousand (210,000) shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3.  Administration.  This Plan shall be administered by the Board or by a
         --------------
committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4.  Automatic Grant of Options.  Subject to the availability of shares
         --------------------------
under this Plan, (a) as of the date that a person either (i) is first elected to the board and is neither an employee nor an officer of the Company at such time, or (ii) while continuing to serve on the board, ceases to serve as an employee or officer of the Company, such person shall be automatically granted on such date, without further action by the Board, an option to purchase twenty thousand (20,000) shares of the Common Stock; provided, however, that no such option
                                     --------  -------
shall be granted if prohibited pursuant to the terms of any agreement, whether existing at the time of grant or thereafter, between the Company and any member of the Board of Directors or any affiliate of such member; and (b) each person who is a member of the Board on January 1 of each year, commencing with January 1, 1996, and who is neither an employee nor officer of the Company on such date shall be automatically granted on each such date, without further action of the Board, an option to purchase three thousand (3,000) shares of the Common Stock; provided, however, that no such option shall be granted if prohibited pursuant
--------  -------
to the terms of any agreement, whether
existing at the time of grant or thereafter, between the Company and any member of the Board of Directors or any affiliate of such member. The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to, and this Plan and options granted under it shall be of no force and effect unless and until, the approval of this Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders at which this Plan is presented for approval. In the event that such approval as aforesaid has not been received on or before April 30, 1992, this Plan and any options granted hereunder shall be null and void, and upon the occurrence of such approval as aforesaid, this Plan and such options shall become effective as of the date of grant thereof.

     Except for the specific options referred to above, no other options shall be granted under this Plan.

     5.  Option Price.  The purchase price of the stock covered by an option
         ------------
granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

     6.  Period of Option.  Unless sooner terminated in accordance with the
         ----------------
provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7.  Vesting of Shares and Non-Transferability of Options.
         -----------------------------------------------------

         (a) Vesting. Options granted under this Plan shall not become
             -------
exercisable until they become vested. Options granted under clause (a) of the first sentence of paragraph 4 of this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule provided that the optionee has continuously served as a member of the Board through such vesting date:


             Cumulative Number
            of Shares for which
         Option Will be Exercisable   Date of Vesting
         --------------------------   ---------------

               4,000  shares          One year after date of grant
               8,000  shares          Two years after date of grant
               12,000 shares          Three years after date of grant
               16,000 shares          Four years after date of grant
               20,000 shares          Five years after date of grant

     Options granted under clause (b) of the first sentence of paragraph 4 of this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule provided that the optionee has continuously served as a member of the Board through such vesting date:


             Cumulative Number
            of Shares for which
         Option Will be Exercisable  Date of Vesting
         --------------------------  ---------------

               750   shares           One year after date of grant
               1,500 shares           Two years after date of grant
               2,250 shares           Three years after date of grant
               3,000 shares           Four years after date of grant


     The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

             (b) In the event of a Change in Control (as hereinafter defined) of the Company, the date on which all outstanding options and all installments of such options may be exercised shall be accelerated to immediately prior to the time of the Change in Control.

             (c) For purposes of this Plan and any options granted hereunder, a "Change in Control" shall have occurred if at any time any of the following events shall occur:

                 (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of the combined corporation or person immediately after such transaction are held in the aggregate by the holders of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

               (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of the Voting Stock of the Company immediately prior to such sale or transfer;

               (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the 1934 Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) or the 1934 Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the 1934 Act) of securities representing 25% or more of the Voting Stock;

               (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the 1934 Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

               (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Company at the beginning of any such period;

   provided, however, that notwithstanding the foregoing provisions of this
   -----------------
   subparagraph (c), a "Change in Control" shall not be deemed to have occurred for purposes of this Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, (iii) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, or (iv) any corporation or legal person approved by the Board prior to the occurrence of the event that, absent such approval by the Board, would have constituted a Change in Control, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
   Schedule 14A (or any successor schedule, form or report or item therein) under the 1934 Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 25% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

          (d) Legend on Certificates.  The certificates representing such shares
              ----------------------
shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

          (e) Non-transferability.  Any option granted pursuant to this Plan
              -------------------
shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by him or her.

     8.   Termination of Option Rights.
          ----------------------------

          (a) In the event an optionee ceases to be a member of the Board for any reason other than death, permanent disability or retirement, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

          (b) In the event an optionee ceases to be a member of the Board by reason of retirement from the Board, all vested installments of such optionee's options shall terminate on their respective expiration dates pursuant to paragraph 6 of this Plan. All installments of such optionee's options not vested as of the effective date of the optionee's retirement shall continue to vest in accordance with paragraph 7 and thereafter shall terminate on their respective expiration dates in accordance with paragraph 6.

          (c) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

     9.   Exercise of Option.  Subject to the terms and conditions of this Plan
          ------------------
and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Diane R. Tormey, Esq., Corporate Counsel, Marcam Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5; provided, however, that there
                                                  --------  -------
shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10.  Adjustments Upon Changes in Capitalization and Other Matters.  Upon
          ------------------------------------------------------------
the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) Stock Dividends and Stock Splits.  If the shares of Common Stock
              --------------------------------
   shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Consolidations or Mergers.  In the event of a Change in Control
              -------------------------
   of the Company, each option granted under this Plan which is outstanding but unvested as of the effective date of the Change in Control shall become exercisable pursuant to Section 7(b) hereof. In addition, the Committee shall make appropriate provision (to the extent permitted by Rule 16b-3 of the 1934 Act) in order to preserve but not exceed the value of outstanding options, for the continuation of all outstanding options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control.

          (c) Recapitalization or Reorganization.  If the Company is merged,
              ----------------------------------
   consolidated or reorganized into or with another corporation or other legal person, or if the Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, pursuant to which securities of the Company or of another corporation, cash or other property are issued with respect to the outstanding shares of Common Stock, and such transaction does not constitute a Change in Control, a holder of an option upon exercising an option shall be entitled to receive for the purchase price paid upon such exercise the securities, cash or other property he would have received if he had exercised his option prior to such merger, consolidation, reorganization or sale.

          (d) Issuances of Securities.  Except as expressly provided herein, no
              -----------------------
   issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (e) Adjustments.  Upon the happening of any of the foregoing events,
              -----------
   the class and aggregate number of shares set forth in paragraphs 2, 4 and 7 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

     11.  Restrictions on Issuance of Shares.  Notwithstanding the provisions of
          ----------------------------------
paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12.  Representation of Optionee.  If requested by the Company, the optionee
          --------------------------
shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     13.  Option Agreement.  Each option granted under the provisions of this
          ----------------
Plan shall be evidenced by an option agreement in such form as may be approved by the Board, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the Board.

     14.  Termination and Amendment of Plan.  Options may no longer be granted
          ---------------------------------
under this Plan after April 29, 2001, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not,
                               --------  -------
without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under this Plan or the number of shares for which an option may be granted to any participating director hereunder, (b) change the provisions of this Plan regarding the termination of the options or the times when they may be exercised, (c) change the period during which any options may be granted or remain outstanding or the date on which this Plan shall terminate, (d) change the designation of the class of persons eligible to receive options, or otherwise change paragraph 4, (e) materially increase benefits accruing to option holders under this Plan, or (f) amend this Plan in any manner which would cause Rule 16b-3 to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule
          -------- -------
16b-3(c)(2)(ii)(A) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     15.  Governing Law.  The validity and construction of this Plan and the
          -------------
instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Date Approved by Board of Directors:          April 30, 1991

Date Approved by Stockholders:                February 13, 1992

Dates Amended by Board of Directors:          November 6, 1991
                                              November 14, 1995
                                              September 18, 1996

Dates Amendments Approved by Stockholders:    February 13, 1996
                                              February __, 1997